Exhibit 99.3
Financial Update
July 24, 2025
General Overview

●	Capacity - The company expects its third-quarter capacity to be up approximately 2.0% to 3.0% versus the third quarter of 2024.

●	Total revenue - Third-quarter total revenue is expected to be down approximately 2.0% to up approximately 1.0% versus the third quarter of 2024.

●	CASM-ex1 - The company expects its third-quarter CASM-ex to be up approximately 2.5% to 4.5% versus the third quarter of 2024.

●	Adjusted operating margin[1] - Based on current assumptions, the company expects its third-quarter adjusted operating margin to be approximately (1.0%) to 2.0%.

●	Third-quarter taxes - The company expects a benefit for income taxes at an estimated effective tax rate of approximately 20% for the third quarter, which is expected to be substantially non-cash.

●
Adjusted third-quarter EPS[1] - Based on the assumptions outlined above, the company expects its third-quarter adjusted loss per diluted share to be between ($0.10) and ($0.60) based on an expected share count of 660.4 million shares[2].

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Adjusted full-year EPS[1] - Based on recent booking trends, the company expects its full-year adjusted earnings (loss) per diluted share to be between ($0.20) and $0.80, with a mid-point of $0.30. The company believes the top end of the range is achievable if demand in the domestic market continues to strengthen and only expects to be at the bottom end of the range if there were to be macro weaknesses that are not seen today.

●
Full-year taxes - At the mid-point of guidance, the company anticipates a full-year tax rate of approximately 35%. This rate is sensitive to fluctuations in pre-tax earnings due to certain permanent book differences that are not tax deductible.

●	Free cash flow[3] - Based on the assumptions outlined above, the company expects to generate positive free cash flow for the year.
Please refer to the footnotes and the forward-looking statements page of this document for additional information.

Financial Update
July 24, 2025

Q3 2025E1
Available seat miles (ASMs)	~ +2.0% to +3.0% (vs. Q3 24)
Total revenue	~ (2.0%) to +1.0% (vs. Q3 24)
CASM excluding fuel and net special items	~ +2.5% to +4.5% (vs. Q3 24)
Adjusted operating margin	~ (1.0%) to +2.0%
Adjusted loss per diluted share ($/share)	~ ($0.10) to ($0.60)
Q3 2025E Shares Forecast
Shares (mil)[2]
Earnings level ($ mil)	Basic	Diluted
Net income	660.4	661.2
Net loss	660.4	660.4

	FY 2025E1
Adjusted earnings (loss) per diluted share ($/share)	~ ($0.20) to $0.80
	FY 2025E Shares Forecast
	Shares (mil)[2]
Earnings level ($ mil)	Basic	Diluted	Addback ($ mil)[4]
Earnings above $562	660.0	676.4	$13
Earnings up to $562	660.0	661.0	—
Net loss	660.0	660.0	—

Notes:

1.
Includes guidance on certain non-GAAP measures, which exclude, among other things, net special items. CASM-ex is cost per available seat mile (CASM) excluding fuel and net special items and is a non-GAAP measure. All adjusted operating margin and adjusted earnings (loss) per diluted share guidance excludes the impact of net special items and are non-GAAP measures. The company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time. Numbers may not recalculate due to rounding.

2.	Shares outstanding are based upon several estimates and assumptions, including average per share stock price and stock award activity. The number of shares in actual calculations of earnings (loss) per share will likely be different from those set forth above.
3.	Free cash flow is defined as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases of short-term investments and (2) change in restricted cash.
4.	Interest addback applicable for the full year earnings per diluted share calculation for 6.5% convertible note settled July 1, 2025, net of estimated profit sharing and tax effects.
Please refer to the footnotes and the forward-looking statements page of this document for additional information.

Forward-Looking Statements
July 24, 2025
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, downturns in economic conditions; our inability to obtain sufficient financing or other capital to operate successfully; our high level of debt and other obligations; our significant pension and other postretirement benefit funding obligations; any deterioration of our financial condition; any loss of key personnel, or our inability to attract, develop and retain additional qualified personnel; changing economic, geopolitical, commercial, regulatory and other conditions beyond our control, including the recently announced tariffs and other global events that affect travel behavior; changes in current legislation, regulations and economic conditions regarding federal governmental tariffs, the implementation of federal government budget cuts and the potential that any of the foregoing affects the demand for, or restricts the use of, travel by government employees and their families or private sector enterprises that contract or otherwise interface with the federal government; the intensely competitive and dynamic nature of the airline industry; union disputes, employee strikes and other labor-related disruptions; problems with any of our third-party regional operators or third-party service providers; any damage to our reputation or brand image; losses and adverse publicity stemming from any public incidents involving our company, our people or our brand; changes to our business model that may not be successful and may cause operational difficulties or decreased demand; our inability to protect our intellectual property rights, particularly our branding rights; litigation in the normal course of business or otherwise; our inability to use net operating losses and other carryforwards; any new U.S. and international tax legislation; any impairment of goodwill and intangible assets or long-lived assets; any inability of our commercial relationships with other companies to produce the returns or results we expect; our dependence on price and availability of aircraft fuel; extensive government regulation and compliance risks; economic and political instability outside of the U.S. where we have significant operations; ongoing security concerns due to conflicts, terrorist attacks or other acts of violence, domestically or abroad; climate change; environmental and social matters, and compliance risks with environmental, health and noise regulations; a shortage of pilots; our dependence on a limited number of suppliers for aircraft, aircraft engines and parts; any failure of technology and automated systems, including artificial intelligence, that we rely on to operate our business; evolving data privacy requirements, risks from cyberattacks and data privacy incidents, and compliance risks with regulations related therewith; any inability to effectively manage the costs, rights and functionality of third-party distribution channels; any inability to obtain and maintain adequate facilities and infrastructure throughout our system and, at some airports, adequate slots; interruptions or disruptions in service at one or more of our key facilities; increases in insurance costs or reductions in insurance coverage; heavy taxation in the airline industry; risks related to ownership of American Airlines Group Inc. common stock; and other risks set forth herein as well as in the company’s latest annual report on Form 10-K for the year ended December 31, 2024 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations) and subsequent quarterly reports on Form 10-Q (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.
Please refer to the footnotes and the forward-looking statements page of this document for additional information.